Exhibit 99.1

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CREATOR OF THE SLEEP NUMBER® BED

35

Select Comfort
12th Annual ICR XChange

January 13, 2010

Forward Looking Statements
Statements used in this presentation that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; uncertainties arising from global events; consumer confidence; effectiveness of our advertising and promotional efforts; our ability to fund our operations through cash flow from operations or availability under our bank line of credit or other sources, and the cost of credit or other capital resources necessary to finance operations; the risk of non-compliance with financial covenants under our bank line of credit, and the potential need to obtain additional capital through the issuance of debt or equity securities; our ability to attract and retain qualified sales professionals and other key employees;
consumer acceptance of our products, product quality, innovation and brand image; our ability to continue to expand and improve our product line; industry competition; warranty expenses; risks of pending or potential litigation; our dependence on significant suppliers, and the vulnerability of any suppliers to commodity shortages, inflationary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs; the capability of our information systems to meet our business requirements and our ability to upgrade our systems on a cost-effective basis without disruptions to our business; and increasing government regulations, including new flammability standards for the bedding industry, which have added product cost pressures and have required implementation of systems and manufacturing process changes to ensure compliance. Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements that may be in today’s presentation.

  Second largest U.S. mattress retailer and specialty bedding company, with clear competitive advantages.
  5% market share (revenue) with 10%-15% share in lead markets
  Restructuring of business substantially complete - significant improvement in cash flow and profitability achieved and projected
 ➢ Restored positive cash flow
 ➢ Debt free compared to $79 million outstanding just 12 months ago
 ➢ Growth in gross margin through efficiencies, in-store “trade up”
 ➢ Returned to positive same store growth in Q3 2009 (9%)
  Highly leverageable profit model that has produced strong cash flow
 ➢ Excellent gross margins
 ➢ Minimal inventory
 ➢ Self-fund growth, negative working capital
  Leader in personalized comfort air segment and positioned for market share gains and operating margin improvement
 ➢ 2010 emphasis shifts back to growth
 ➢ Economic recovery at some point important opportunity
Investment Highlights

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Personalized comfort and support

 – Ability to customize to sleep partners’
 individual sleep numbers
 – Dynamic system can be adjusted for life
 changes (pregnancy, weight change, etc.)
 Proven benefits
 – 20+ years proven technology
 – Third-party studies show improved sleep
 quality and reduced back pain
 – 9 out of 10 couples prefer different
 firmness settings
Innerspring Mattress
Sleep Number Bed
Differentiated Product that Satisfies Consumer Needs
Sleep Number Bed Series & Models
 Classic Series
c2
$999
c3
$1,249
c4
$1,499
 Performance Series
p5
$1,999
p6
$2,499
p7
$2,599
Innovation Series
i8
$2,999
i9
$3,999
i10
$4,299
Clinically proven product, affordable for a broad range of consumers
  Durable and competitive value
 – Queen-sized sets list from $999
 to $4,299
 – 20-year limited warranty
 – Promotional activity features
 $699 mattress-only value

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CREATOR OF THE SLEEP NUMBER® BED

$120
$100
$80
$60
$40
$20
$0
Media Spending ($ in mm)
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Unaided Brand Awareness
2002
2003
2004
2005
2006
2007
2008
2009P
$39
$60
$79
$89
$105
$109
$92
$61
2.0%
4.0%
6.0%
9.0%
11.0%
12.0%
13.0%
13.0%

30
75

Strong “Sleep Number” Brand Equity…Young Brand With
Opportunity to Grow
Sleep Number Brand Awareness
Marketing has historically driven awareness and consideration of new technology
  Sleep Number → individualized comfort
  Couples no longer need to compromise
  Multi-channel call to action: 800#, web, retail stores

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------------ Vertically Integrated ------------
Marketing
Supply Chain
Delivery & Service

Customer contact at
sale, delivery, and
service
Advantaged Business Model
Design
Selling
Referral
Cash-Advantaged
  Full control of the
 customer experience
  Immediate input into
 quality and product
 design
  Air segment experience
 and share, along with
 vertical integration, are
 significant barriers to
 entry
  Minimal inventory
 requirements
  Negative working
 capital model
  New store payback <
 2 years
  Significant leverage
 potential
Cash and profit leverage, provides direct customer feedback

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Wholesale Industry Sales ($ in bn)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
'83 - '89 CAGR: 6.4%
'92 - '00 CAGR: 7.6%
'02 - '07 CAGR: 7.5%
1.3
1.4
1.4
1.6
1.7
1.8
1.9
2.1
2.3
2.3
2.3
2.4
2.6
2.8
3.0
3.2
3.3
3.6
4.0
4.4
4.6
4.6
4.8
5.2
5.8
6.4
6.8
6.9
6.2
5.4
5.8
6.4
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009P
2010P
2011P

YoY Growth
7%
5%
(2%)
16%
6%
7%
9%
8%
2%
0%
3%
8%
8%
9%
5%
5%
8%
11%
9%
5%
0%
4%
8%
12%
12%
5%
1%
(9%)
(13%)
7%
10%
Consistent Industry Growth until 2008
Source: ISPA reports
Recession
The mattress industry has shown consistent long-term revenue growth, particularly during post-recessionary periods
Recession
Recession
Recession

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($ in Millions)	2008	2009	Δ
Net Sales	$477	**$408**	-14%
Gross Margin %	*59.7%*	***61.2%***	+150 bp
Selling and Marketing	258	**194**	($64M)
G&A	44	**38**	($6M)
Restructuring and Asset Impairment	3	**4**	$1M
Net Operating Profit	(19)	**13**	+$32M
Interest Expense	(2)	**(5)**	
Pretax profit(loss)	(21)	**8**	
EBITDA	$4	**$30**	+$26M

Cost Restructuring Substantially Complete Following Period of
Industry Contraction…Positioned for Margin Expansion
  $130 million of aggregate annualized
 cost reductions realized from
 initiatives executed in 2008 and 2009
 – Manufacturing:
 4 Product redesign ($10M*)
 4 Shift/staffing reductions ($6M*)
 4 Closure of a warehouse and 3
 hubs ($3M)
 – Selling and Marketing:
 4 Store closures: 25 in 2008, 70 in
 2009 ($26M), 408 total stores in
 2009
 4 Media reduced: $18M in 2008,
 $30M in 2009
 4 Other fixed and discretionary
 >$20M
 – General and Administrative:
 4 Headcount reduction: 16% in
 2008, 22% in 2009 ($17M)
Summary P&L (Q3 YTD)
$30 million profit improvement on 14% revenue decline, breakeven lowered 30%
*Based on 2009 sales levels

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($ in millions)	Dec. 2008	Sept. 2009	As adjusted*
Cash	$13	$5	$7
AR and Inventory	24	18	18
Other current assets	32	12	12
PP&E	53	40	40
Other non-current	13	7	7
	$135	$82	$84
Debt	$79	$26	$1
Accounts Payable	40	37	37
Other current liabilities	41	40	40
Non-current liabilities	17	18	18
Deficit	(42)	(39)	(12)
	$135	$82	$84

Solid Balance Sheet to Support Operations and Future Growth
Summary Balance Sheet
*Includes net proceeds from Sterling Partners investment and net proceeds from a $20 million equity raise

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(% of Sales)	Q3 YTD 2008	Q3 YTD 2009	2-3 Year Opportunity
Net Sales	100%	100%	100%
Gross Margin	60%	61%	60%+
Selling and Marketing	54%	48%	40%
G&A	9%	9%	<10%
Restructuring and Asset Impairment	1%	1%	-
Operating Profit	(4%)	3	10%+
Interest Expense	-	1%	-
Pretax profit(loss)	(4%)	2%	10%+
EBITDA	1%	7%	13%+

	Current Volume	Pre-recession Volume
Sales/Store	$1,000,000	$1,500,000
4-Wall Profit* as % of Sales	17%	28%
4-Wall Contribution	$170,000	$420,000

10

Cost Structure aligned with no significant
need to add costs with growth
— Leverage stores as showrooms.
 Stores draw from larger trade area,
 sales/store increases with reduced
 store count
— More efficient media to drive sales and
 leverage bottom line
Cash needs limited
— New store - $300,000/store, <24 month
 payback
— Negative working capital model generates
 cash in growth environment
*Store profit excluding depreciation, national media and
field support
Business Model Supports Strong Margin and Cash Expansion
on Modest Sales Growth

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CREATOR OF THE SLEEP NUMBER® BED

Sales in $M
$1,100
$1,000
$900
$800
$700
$600
$500
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
YOY Growth Rate
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
QTD*
ISPA Mattress Industry Sales
YOY Growth

Macro Headwinds Led to Lower Mattress Demand - Recent
Months Indicate Return to Industry Growth
Source: ISPA sales trends based on reporting company results (approximately 56% of U.S. mattress industry sales)
 *Through November 2009
Housing
Decline
Banking
Crisis
2007
Mattress industry started declining in Q4 2007 - rate of decline has improved in each sequential quarter of 2009
2009
2008

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CREATOR OF THE SLEEP NUMBER® BED

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2002 - 2006 CAGR: 24.5%
$262
$336
$458
$558
$690
$806
2001
2002
2003
2004
2005
2006

EPS
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
($0.20)
($0.40)
Free Cash Flow * ($in mm)
$100
$80
$60
$40
$20
$0
($20)
($40)
2002 - 2006 CAGR: 40.5%
($0.27)
($4)
$0.24
$22
$0.46
$36
$0.53
$34
$0.76
$61
$0.92
$79
2001
2002
2003
2004
2005
2006

(1) Adjusted for deferred tax impairments in 2001 and 2002. Tax rate of 38%
used in 2001 and 2002.
(1)
(1)
Net Sales
($ in mm)
Operating Profit %	(1%)	6.3%	9.3%	8.9%	9.9%	9.0%
From 2002 to 2006, Select Comfort achieved significant organic growth and earnings leverage
*EBITDA - CapEx
Earnings Per Share/Free Cash Flow*
Select Comfort Delivered Profitable Growth Coming Out of The
Last Recession

Product and Marketing Strategies Refined to Manage Economic
Downturn and Take Advantage of Economic Recovery and Restore Growth
  Value messaging
 – Entry level queen sets below $1,000
 – Promotion structure with entry level draw plus incentive to trade-up
 – Renamed product line positioned around key price points
  Back to Basics
 – Focused on Sleep Number unique personal and dual comfort benefit
 – 80% baseline, every day message (Product Benefits)
 – 20% create urgency during key shopping periods (Value Message)
  Product
 – Introduced memory foam with Sleep Number
 – Pillowology and other accessories to drive traffic (accessories 10% of sales and growing)
  Selling
 – Quality experience and increased conversion of traffic

  Increase operating margin while assuming continued macro
 challenges - opportunity to accelerate as recovery materializes
 – Zero infrastructure growth, savings from annualization of cost takeouts
 – Same store growth offset by annualization of 2009 store closures (68), 2010 planned closures (20-25) and Q3 2009 exit of retail partner locations
 – Elimination of one-time consulting and financing costs ($6M) and interest expense
  Advance core advantages, prepare to accelerate growth
 – Continue value and media refinement and testing
 – Product, personalization and customer experience
 – Integrated sales process, digital strategy
 – Market development program; profit maximization and sales growth
  Debt free with positive cash balance for flexibility and future expansion
2010 Initiatives
Improve Profitability, Position for Growth and Economic Recovery

Diverse, Experienced Management Team - Demonstrated
Turnaround and Growth Track Record
Name	Position	Previous Experience	# of Years with Select Comfort
Bill McLaughlin	President & CEO	PepsiCo/Frito Lay, Pillsbury	9
Jim Raabe	CFO	ValueRx, KPMG	12
Shelly Ibach	Sales	Macy’s/Marshall Fields	2
Tim Werner	Marketing	L. L. Bean	13
Kathy Roedel	Global Operations	General Electric	4
Wendy Schoppert	IT	US Bancorp, America West Airlines	4
Karen Richard	Human Resources	TCF Mortgage	13
Mark Kimball	Legal & Tax	Oppenheimer Wolff & Donnelly	10

  Proven success with key strategic assets
 – Unique product
 – Strong brand
 – Advantaged business model
 – Growing industry
  Unique time and opportunity for the company
 – Restructured to essential core
 – Raised capital
 – Now able to build on 2009 success and refocus on accelerating profit growth
 – Positioned to take advantage of recovery when it comes
Summary
Positioned to Perform in New Economy
Q4 Release February 10, 2010

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CREATOR OF THE SLEEP NUMBER® BED

select comfort®

CREATOR OF THE SLEEP NUMBER® BED